                                                               EXHIBIT 10(f)


                                                    33 West Monroe Street
                                                    22nd Floor
                                                    Chicago, Illinois 60603
                                                    312-269-4479
                                                    FAX 312-845-9093
    [LOGO]

                                                    Christopher T. Samson
                                                    RENEWAL ANALYST

                                                    January 16, 1995

TM Century, Inc.
2002 Academy
Dallas, TX  75234-9220

Attention:  Ms. Lynne Mabry

Re: WORKING CAPITAL MANAGEMENT ACCOUNT ("WCMA") NO. 586-07R66

Ladies and Gentlemen:

It is our pleasure to inform you that we have approved an extension of your WCMA Line of Credit.

As extended, the new Maturity Date for your WCMA Line of Credit will be February 29, 1996, with all other terms and conditions of our agreements remaining unchanged.

In connection with this extension, a $1,500.00 fee will be charged to your WCMA Account.

With so many institutions offering financial services today, we realize that you have a choice and we thank you for choosing Merrill Lynch. You are a very important client to us and we hope that the WCMA Line of Credit has provided better control of your working capital and helped enhance your company's bottom line. In addition to the WCMA Line of Credit, Merrill Lynch offers a broad range of products and services to our business clients including:

          Term Financing: Equipment Purchases, Fixed Asset Acquisitions and ESOP Financing;

          Business Advisory Services: Business Valuations, Private Placements, ESOP Advisory,
          Acquisition Advisory and Sale of Business; and

          Business Investment Services: Strategies for Short-term and Intermediate-term investments.

Again, we are pleased to provide you with an extension of your WCMA Line of Credit and would enjoy discussing additional business services with you in greater detail. Should you have any questions regarding the above mentioned items, please contact Ron Abigail at (214) 969-2609.

                                             Sincerely,



                                             /s/ CHRISTOPHER T. SAMSON
                                             ____________________________
                                             Christopher T. Samson


cc:  Michael Owens - MLPF&S - Dallas, TX (DA)
     Ron Abigail - MLBFS - Dallas, TX